UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2024

Franklin BSP Lending Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-00821	27-2614444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”), held its Special Meeting of Stockholders on January 5, 2024 and submitted one matter to the vote of the stockholders. A summary of the matter voted upon by stockholders is set forth below.

1. Stockholders approved the merger of Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of FBCC (“Merger Sub”) with and into FBLC (the “Merger”), with FBLC continuing as the surviving company and as a wholly-owned subsidiary of Franklin BSP Capital Corporation, a Delaware corporation (“FBCC”), pursuant to the Agreement and Plan of Merger, dated as of October 2, 2023 (the “Merger Agreement”), by and among FBLC, FBCC, Merger Sub, and, solely for the limited purposes set forth therein, Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company and the external investment adviser to FBCC. Immediately after the effectiveness of the Merger, FBLC will merge with and into FBCC, with FBCC continuing as the surviving company. Stockholders approved the Merger based on the following votes:

Votes For	Votes Against	Abstain
136,222,934	4,360,028	5,538,193

Item 7.01 Regulation FD Disclosure

On January 9, 2024, the board of directors of FBLC declared a special dividend of $0.49 per share of FBLC’s common stock, par value $0.001 per share, which is payable on or about January 11, 2024 to stockholders of record as of January 10, 2024.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin BSP Lending Corporation

Date: January 10, 2024	By:	/s/ Michael Frick
Michael Frick
Secretary

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